UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) of Citi Trends, Inc. (the “Company”) held on June 9, 2023, the holders of the Company’s common stock entitled to vote at the meeting (1) elected nine director nominees whose terms will expire at the 2024 annual meeting of stockholders, (2) adopted, on a non-binding, advisory basis, the resolution approving the compensation of the Company’s named executive officers as set forth in the proxy statement, (3) voted for, on a non-binding, advisory basis, the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive compensation to be held annually, and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2024.

The voting results were as follows:

(1) The election of nine directors:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
Brian P. Carney	6,327,147	92,846	318	738,913
Jonathan Duskin	5,934,309	485,684	318	738,913
Christina Francis	6,390,426	29,799	86	738,913
Laurens M. Goff	6,269,183	150,810	318	738,913
Margaret L. Jenkins	5,798,009	622,211	91	738,913
David N. Makuen	6,387,748	32,448	115	738,913
Cara Sabin	6,274,186	145,889	236	738,913
Peter R. Sachse	6,366,552	53,492	267	738,913
Kenneth D. Seipel	6,270,738	149,250	323	738,913

(2) A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”) as set forth in the proxy statement:

For	Against	Abstain	Broker Non-Votes
6,177,258	241,889	1,164	738,913

(3) A vote on a non-binding, advisory basis, of the frequency of future “Say-on-Pay” votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,943,258	1,742	474,462	849	738,913

The Board of Directors has considered these voting results and determined that the Say-on-Pay vote will be submitted to stockholders on an annual basis until the next required vote on frequency.

(4) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2024:

For	Against	Abstain	Broker Non-Votes
7,154,277	2,009	2,938	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 14, 2023
	By:	/s/ David N. Makuen
	Name:	David N. Makuen
	Title:	Chief Executive Officer